                       SECURITIES AND EXCHANGE COMMISSION

                            Washington D. C.  20549

                                  ---------

                                   FORM 8-K

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                            June 1, 1994



                              Hecla Mining Company
- - --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
- - --------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               1-8491                                   82-0126240
- - --------------------------------------------------------------------------
(Commission File Number)                (IRS Employer Identification No.)



6500 Mineral Drive
Coeur d'Alene, Idaho                                        83814-8788
- - --------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)



                                (208) 769-4100
- - --------------------------------------------------------------------------
                       (Registrant's Telephone Number)




                               Page 1 of 3 Pages

Item 5.  Other Events.

         On June 1, 1994, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

         Exhibit A - Press Release dated June 1, 1994.





                               Page 2 of 3 Pages

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             HECLA MINING COMPANY




                                             By    /s/ Nathaniel K. Adams
                                               ---------------------------------
                                               Name:   Nathaniel K. Adams
                                               Title:  Attorney and Assistant
                                                            Secretary


Dated:  June 2, 1994





                               Page 3 of 3 Pages

                                EXHIBIT INDEX
                                -------------


                 Exhibit A - Press Release dated June 1, 1994